FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT

NOTE 3:FAIR VALUE MEASUREMENT

The following tables summarize the Company’s financial assets and liabilities that are carried at fair value on a recurring basis, by fair value hierarchy, on the consolidated balance sheet:

	December 31,
	2020	2021
	(U.S. $ in thousands)
	Level 2	Level 2
Assets:
Marketable securities	$42,291	$41,691
Foreign currency exchange derivative instruments	295	322
Liabilities:
Foreign currency exchange derivative instruments	8	37
	$42,578	$41,976

The Company’s marketable securities are classified as Level 2 as these assets are valued using observable data, either directly or indirectly, that may include quoted market prices for similar instruments, broker-dealer quotes, market spreads, nonbinding market prices that are corroborated by observable market data and other observable market information.

The Company’s foreign currency exchange derivative financial instruments are classified as Level 2, as they represent foreign currency forward and option contracts that are not actively traded and are valued using pricing models that use observable market inputs, including interest rate curves and both forward rates and spot prices for currencies (Level 2 inputs). The fair value of foreign currency exchange derivative instruments was estimated by obtaining current quotes from banks and third-party valuations.

Other financial instruments consist mainly of cash and cash equivalents, restricted bank deposits, accounts receivable, accounts payable and other accounts payables. The fair value of these financial instruments approximates their carrying values.